                                                                    EXHIBIT 10.3

                              CONTINUING GUARANTY
                              -------------------

     THIS CONTINUING GUARANTY ("Guaranty"), dated as of November 24, 1999, is
                                --------
made by each undersigned (each, a "Guarantor," and collectively, "Guarantors")
                                   ---------                      ----------
in favor of UNION BANK OF CALIFORNIA, N.A. ("Bank").
                                             ----

                                   RECITALS
                                   --------

          A.   Overhill Farms, Inc., a Nevada corporation ("Borrower"), Overhill
                                                            --------
L.C. Ventures, Inc., a California corporation ("Overhill Ventures"), and Bank
                                                -----------------
are parties to that certain Loan and Security Agreement of even date herewith (as the same may from time to time be amended, supplemented, or otherwise modified, the "Loan Agreement"), pursuant to which Bank has agreed, among other
               --------------
things, to make the Loans to Borrower upon the terms and conditions set forth therein.

          B.   Polyphase Corporation, a Nevada corporation ("Polyphase") owns
                                                             ---------
all of the issued and outstanding capital stock of Borrower. Overhill Ventures is a wholly-owned Subsidiary of Borrower.

          C. Each Guarantor is a Stockholder or Subsidiary of Borrower and will derive substantial direct and indirect economic benefit if Bank enters into the Loan Agreement, and Bank is willing to do so, but only upon the condition, among others, that each Guarantor shall have executed and delivered this Guaranty.

                                   AGREEMENT
                                   ---------

          NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, the receipt and adequacy of which are hereby acknowledged, and to induce Bank to enter into the Loan Agreement, it is agreed as follows:

1.   DEFINITIONS; CERTAIN MATTERS OF CONSTRUCTION.  Unless otherwise set forth
     --------------------------------------------
herein, (a) capitalized terms or matters of construction defined or established in Schedule A to the Loan Agreement shall be applied herein as defined or
   ----------
established therein, (b) any reference to a "Section" shall refer to the relevant section of this Guaranty, and (c) the following terms shall have, unless otherwise provided elsewhere in this Guaranty, the meanings set forth below:

     "Guaranty" shall mean this Continuing Guaranty, including any and all
      --------
amendments, modifications and supplements to such guaranty, and shall refer to such guaranty as the same may be in effect at the time such reference becomes operative.

     "Guaranty Obligations" shall mean (a) the Obligations and (b) all
      --------------------
indebtedness, liabilities, and obligations of each Guarantor to Bank whether now existing or hereafter arising under this Guaranty.

     "Guaranty Termination Date" shall mean the date on which Borrower shall
      -------------------------
have no further right to receive any financial accommodations under the Loan Agreement and the then due and payable Obligations and Guaranty Obligations shall have been completely satisfied.

2.   THE GUARANTY
     ------------

     2.1  Guaranty of the Obligations.
          ---------------------------

          (a) In consideration of the Loans and all other financial accommodations to or for the benefit of Borrower and Guarantors, and for other valuable consideration, the receipt and sufficiency of which each Guarantor hereby acknowledges, each Guarantor hereby unconditionally, irrevocably, absolutely, and jointly and severally guarantees to Bank and its successors, endorsees, transferees, and assigns, the prompt payment (whether at stated maturity, by acceleration, or otherwise) and performance of the Obligations, whether now or hereafter existing, and whether for principal, interest, fees, expenses, or otherwise, howsoever created, arising, or evidenced, whether direct or indirect, absolute or contingent, or now or hereafter existing or due or to become due (including in all cases all such amounts that would become due but for the operation of the provisions of the Bankruptcy Code or any other similar statutes).

          (b) This Guaranty constitutes a guaranty of payment and performance when due and not of collection, and each Guarantor specifically agrees that it shall not be necessary or required that Bank or any of its successors, endorsees, transferees, or assigns assert any claim or demand or enforce any remedy whatsoever against Borrower or any other Person before or as a condition to the obligations of such Guarantor under this Guaranty.

          (c) Notwithstanding anything herein or in any other Loan Document to the contrary, the maximum liability of each Guarantor hereunder and under the other Loan Documents shall in no event exceed the amount which can be guaranteed by such Guarantor under applicable federal and state laws relating to the insolvency of debtors.

     2.2  Absolute Guaranty.  The Guaranty Obligations shall remain in full
          -----------------
force and effect without regard to, and shall not be impaired or affected by, or be deemed to be satisfied by, and no Guarantor or any Collateral shall be exonerated, discharged, or released by, any of the following events:

          (a) Bank's exercise or enforcement of, or failure or delay in exercising or enforcing, legal proceedings to collect the Obligations or the Guaranty Obligations or any power, right, or remedy with respect to any of the Obligations, the Guaranty Obligations or the Collateral, including: (I) any action or inaction of Bank to perfect, protect, or enforce any Lien upon any Collateral; (ii) any impairment or invalidity of the Collateral or any suspension of Bank's right to enforce against Borrower, any Guarantor, or any other guarantor of the Obligations, any Obligations, any Guaranty Obligations, or any Lien upon the Collateral; or (iii) any change in the time, manner, or place of payment of, or in any other term of, any or all of the Obligations or the Guaranty Obligations, or any other amendment to, or waiver of, the Loan Agreement, any other Loan Document, or any other agreement or instrument governing or evidencing any of the Obligations or the Guaranty Obligations;

          (b) insolvency, bankruptcy, reorganization, arrangement, adjustment, composition, assignment for the benefit of creditors, appointment of a receiver or trustee for all or any part of Borrower's or any Guarantor's assets or of the assets of any other guarantor of the Obligations, liquidation, winding-up, or dissolution of Borrower, any Guarantor, or any other guarantor of the Obligations;

          (c) any limitation, discharge, cessation, or partial satisfaction of the Obligations, the Guaranty Obligations, or the obligations of any other guarantor of the Obligations (except as provided in subparagraphs f(i) or (ii) of this Section 2.2), whether by operation of any statute, regulation, or rule
        -----------
of law, or otherwise, regardless of the intervention or omission of Bank, or any invalidity, voidability, unenforceability, or irregularity, or future change to or amendment of, in whole or in part, the Loan

Agreement, this Guaranty, any other Loan Document, or any other document evidencing any Obligations or Guaranty Obligations;

          (d) (i) any merger, acquisition, consolidation or change in structure of Borrower, any Guarantor, or any other guarantor of the Obligations; (ii) any sale, lease, transfer, or other disposition of any or all of the assets or Stock of Borrower, any Guarantor, or any other guarantor of the Obligations, including any transfer by Borrower of all or any part of any Collateral in which Bank has been granted a Lien pursuant to the Loan Documents; or (iii) termination of Borrower's existence for any reason;

          (e) any assignment or other transfer, in whole or in part, of Bank's interest in and rights under the Loan Agreement or any other Loan Document, including this Guaranty, or of Bank's interest in the Obligations, the Guaranty Obligations, or the Collateral;

          (f) any claim, defense, counterclaim, or setoff that Borrower, any Guarantor, or any other guarantor of the Obligations may have or assert, including any defense of incapacity, disability, or lack of corporate or other authority to execute any documents relating to the Obligations, the Guaranty Obligations, the Collateral, or any other guaranty of the Obligations, other than (i) upon the occurrence of the Guaranty Termination Date, the defense of prior performance or (ii) any defense based on any applicable provision of the UCC requiring that the Collateral be disposed of in a commercially reasonable manner;

          (g) any cancellation, renunciation, or surrender of any pledge, guaranty, or any debt instrument evidencing the Obligations or the Guaranty Obligations;

          (h) Bank's vote, claim, distribution, election, acceptance, action, or inaction in any bankruptcy or reorganization case related to the Obligations, the Guaranty Obligations, or the Collateral;

          (i) any other action or circumstance that might otherwise constitute a defense available to, or a legal or equitable discharge of, any surety, guarantor or pledgor (except as provided in subparagraphs f(i) or (ii) of this
Section 2.2); or
-----------

          (j) the fact that any of the Obligations or the Guaranty Obligations may become due or payable in connection with or by reason of any agreement or transaction that may be illegal, invalid, or unenforceable in whole or in part;

it being agreed by each Guarantor that the Guaranty Obligations shall not be discharged until the Guaranty Termination Date.

     2.3  Demand by Bank.  In addition to the terms set forth in Section 2.1 and
          --------------                                         -----------
Section 2.2, and in no manner imposing any limitation on such terms, it is
-----------
expressly understood and agreed that if any of the Obligations are declared to be or otherwise become immediately due and payable, then each Guarantor shall, upon demand in writing therefor by Bank to such Guarantor, immediately pay the Guaranty Obligations to Bank. Payment by Guarantors shall be made to Bank to be credited and applied upon the Obligations, in immediately available funds in Dollars, to an account designated by Bank or at the address set forth below the signature of Bank or at any other address that may be specified in writing from time to time by Bank. This Section 2.3 shall in no way affect Bank's right to
                            -----------
resort to the Collateral without demand under Section 8.  Any payment received
                                              ---------
by Bank with respect to the Obligations shall reduce the Guaranty Obligations by the amount of such payment.

     2.4  Guarantor Waivers.  In addition to any other waivers contained herein,
          -----------------
each Guarantor waives, agrees, and acknowledges as follows:

          (a) The Guaranty Obligations are the immediate, direct, primary, and absolute liabilities of such Guarantor, and are independent of, and not co-extensive with, the Obligations or the obligations of any other guarantor thereof. Such Guarantor expressly waives any right it may now or in the future have to direct or affect the manner or timing of Bank's enforcement of its rights or remedies. Such Guarantor expressly waives any right it may now or in the future have to require Bank to, and Bank shall have no liability to, first pursue or enforce against Borrower, any of the properties or assets of Borrower, the Collateral, or any other security, guaranty, or pledge that may now or hereafter be held by Bank for the Obligations or for the Guaranty Obligations, or to apply such security, guaranty, or pledge to the Obligations or to the Guaranty Obligations, or to pursue any other remedy in Bank's power that such Guarantor may or may not be able to pursue itself and that may lighten such Guarantor's burden, before proceeding against the Collateral. Such Guarantor agrees that any notice or directive given at any time to Bank that is inconsistent with the waiver in the immediately preceding sentence shall be null and void and may be ignored by Bank, and, in addition, may not be pleaded or introduced as evidence in any litigation or other dispute resolution procedure relating to this Guaranty for the reason that such pleading or introduction would be at variance with the written terms of this Guaranty, unless Bank has specifically agreed otherwise in writing. Such Guarantor shall remain liable for the Guaranty Obligations, notwithstanding any judgment Bank may obtain against Borrower, any Guarantor, any other guarantor of the Obligations, or any other Person, or any modification, extension, or renewal with respect thereto.

          (b) Such Guarantor has entered into this Guaranty based solely upon its independent knowledge of Borrower's and each other Guarantor's financial condition and such Guarantor assumes full responsibility for obtaining any further information with respect to such Person or the conduct of its business. Such Guarantor represents that it is now, and during the terms of this Guaranty will be, responsible for ascertaining the financial condition of Borrower and each other Guarantor. Such Guarantor hereby waives any duty on the part of Bank to disclose to such Guarantor, and agrees that it is not relying upon or expecting Bank to disclose to it, any fact known or hereafter known by Bank relating to the operation or condition of Borrower or any other Guarantor or its business or relating to the existence, liability, or financial condition of any other guarantor of the Obligations. Such Guarantor knowingly accepts the full range of risk encompassed in a contract of continuing guaranty, which risk includes the possibility that Borrower may incur Obligations after Borrower's financial condition or its ability to pay its debts as they mature has deteriorated.

          (c) Bank shall not be under any liability to marshal any assets in favor of any Guarantor or in payment of any or all of the Obligations or the Guaranty Obligations.

          (d)  Except as specifically provided in Section 2.3 or as otherwise
                                                 -----------
provided for in this Guaranty or under applicable law, such Guarantor waives, to the fullest extent permitted by applicable law: (i) notice of the acceptance by Bank of this Guaranty, (ii) notice of the existence, creation, payment, nonpayment, performance or nonperformance of all or any of the Guaranty Obligations, (iii) presentment, demand and protest, and notice of presentment, dishonor, intent to accelerate, acceleration, protest, default, nonpayment, maturity, release, compromise, settlement, extension or renewal of any or all of the Loan Documents, notes, commercial paper, accounts, contract rights, documents, instruments, chattel paper and guaranties at any time held by Bank on which such Guarantor may in any way be liable, and hereby ratifies and confirms whatever Bank may do in this regard; (iv) all rights to notice and a hearing prior to Bank's taking possession or control of, or to Bank's replevy, attachment, or levy upon, the Collateral or any bond or security that might be required by any court prior to allowing Bank to exercise any of its remedies;
(v) all rights to receive notices from Bank with respect to, or otherwise sent to, any of the other Guarantors or any other guarantor, (vi) the benefit of all valuation, appraisal and exemption laws, (vii) the benefit of any law purporting to reduce such Guarantor's obligation in proportion to the principal obligation hereby guarantied, such as Section 2809 of the California Civil Code, (viii) the benefit of any law purporting to exonerate such Guarantor's obligation upon performance or an offer of performance of the principal obligation, such as
Section 2839 of the California Civil Code, (ix) notice of any extension, modification, renewal, or amendment of any of the terms of the Loan Agreement or any other Loan Document relating to the Obligations or the Guaranty Obligations;
(x) notice of the occurrence of any Default or Event of Default with respect to the Obligations, the Guaranty Obligations, the Collateral, or otherwise; and
(xi) notice of any exercise or non-exercise by Bank of any right, power, or remedy with respect to the Obligations, the Guaranty Obligations, or the Collateral.

          (e) Notice to any Guarantor shall constitute notice to all of the Guarantors.

          (f) Such Guarantor has been advised by counsel of its choice with respect to this Guaranty, the other Loan Documents, and the transactions evidenced hereby and thereby.

          (g) Until the Guaranty Termination Date, such Guarantor shall have no right of subrogation, reimbursement, indemnity, or contribution, and shall have no right of recourse with respect to the Collateral or any Lien held therefor, all of which such Guarantor expressly waives.

          (h) Bank may, under applicable law, proceed to realize its benefits under any Loan Document giving Bank a Lien upon any Collateral, whether owned by Borrower or by any other Person, either by judicial foreclosure or by nonjudicial sale or enforcement, and Bank may, at its sole option, determine which of its remedies or rights it may pursue without affecting any of its rights and remedies under this Guaranty. In the event Bank shall bid at any foreclosure or trustee's sale or at any public or private sale permitted by law or the Loan Documents, Bank may bid all or less than the amount of the Obligations or the Guaranty Obligations and the amount of such bid need not be paid by Bank but shall be credited and applied as set forth in Section 9. The
                                                               ---------
amount of the successful bid at any such sale, whether Bank or any other party (including any Guarantor) is the successful bidder, shall be deemed to be prima
                                                                          -----
facie evidence of the fair market value of the Collateral and the amount
-----
remaining after application of such bid amount in the manner set forth in
Section 9 shall be deemed to be prima facie evidence of the amount of the
---------                       ----- -----
Obligations guaranteed under this Guaranty, notwithstanding that any present or future law or court decision or ruling may have the effect of reducing the amount of any deficiency claim to which Bank might otherwise be entitled but for such bidding at any such sale.

          (i) Such Guarantor agrees and represents that the Obligations and Guaranty Obligations are and shall be incurred by Borrower and such Guarantor for business and commercial purposes only. Such Guarantor agrees that any claim of Bank against such Guarantor arising out of this Guaranty arises out of the conduct by such Guarantor of its trade, business, or profession. Such Guarantor undertakes all the risks encompassed in the Loan Agreement and the other Loan Documents as they may be now or are hereafter agreed upon by Bank, and Borrower. Such Guarantor agrees that prior to the Guaranty Termination Date, Bank, in such manner and upon such terms and at such time as it deems best, and with or without notice to any Guarantor, may release, add, subordinate, or substitute security for the Obligations or the Guaranty Obligations.

          (j) Such Guarantor waives and agrees that it shall not at any time insist upon, plead, or in any manner whatever claim or take the benefit or advantage of, any appraisal, valuation, stay, extension, or redemption laws, or any exemption, whether now or at any time hereafter in force, that may delay, prevent, or otherwise affect the performance by such Guarantor of the Guaranty Obligations or the enforcement by Bank of this Guaranty.

          (k) A separate action or actions may be brought and prosecuted by Bank against any Guarantor whether or not an action is brought against Borrower, or whether Borrower is joined in any such action or actions. Without limiting the generality of the foregoing, such Guarantor expressly waives the benefit of any statute of limitation affecting the Obligations and expressly agrees that the running of a period of limitation on, or Bank's delay or omission in, any action by Bank against Borrower or for the foreclosure or enforcement of any Lien upon the Collateral shall not exonerate or affect such Guarantor's liability to pay and perform the Guaranty Obligations.

     2.5  Waivers Under Statutes.  Each Guarantor expressly acknowledges that:
          ----------------------

          (a) If Borrower defaults in the payment or performance of the Obligations and such Guarantor pays to Bank all or part of the Obligations, then such Guarantor would have a right to proceed against Borrower to the extent of the Obligations so paid by such Guarantor and to have the benefit of any Lien held by Bank for the Obligations to the extent of the Obligations so paid by such Guarantor. Such right is commonly known as the "right of subrogation."

          (b) If Borrower defaults in the payment or performance of the Obligations, then Bank, among other things, may enforce any Lien upon any interest in real property of Borrower or such Guarantor, to the extent that any such Lien is granted by Borrower or such Guarantor after the date hereof to secure the payment and performance of the Obligations (any such Lien, a "Real
                                                                         ----
Property Lien"), by means of judicial action or by nonjudicial action commonly
-------------
known as a "nonjudicial foreclosure," "trustee's sale," or "power of sale foreclosure."

          (c) If Borrower so defaults and Bank enforces any Real Property Lien by means of a nonjudicial foreclosure, trustee's sale, or power of sale foreclosure, then such Guarantor's right of subrogation to proceed against Borrower would be extinguished by the operation of Section 580d of the California Code of Civil Procedure ("CCP") or any other comparable provisions of
                                     ---
any other state, and, in such case, such Guarantor might have a defense against payment under this Guaranty.

          (d) If Borrower so defaults and Bank enforces any Real Property Lien by means of judicial action, such Guarantor's right to proceed against Borrower might be limited by the operation of Section 580a of the CCP or any other comparable provisions of any other state, in which case such Guarantor might have a complete or partial defense against payment under this Guaranty.

          Nevertheless, such Guarantor expressly, knowingly, and intentionally waives and relinquishes any and all rights, defenses, or benefits such Guarantor might have under Sections 580a or 580d of the CCP or any other comparable provisions of any other state. In addition, such Guarantor also expressly, knowingly, and intentionally waives and relinquishes any and all rights, defenses, or benefits such Guarantor may have based upon an election of remedies by Bank that in any manner impairs, affects, reduces, releases, destroys or extinguishes such Guarantor's subrogation rights or such Guarantor's rights to proceed against Borrower or against any other Person or any security for the Guaranty Obligations by way of subrogation, indemnity, contribution, reimbursement, or otherwise. In particular, such Guarantor agrees that this Guaranty will remain fully effective and such Guarantor will be liable to Bank for any Guaranty Obligations even if Bank enforces any Real Property Lien that secures the Obligations by means of a nonjudicial foreclosure, trustee's sale, or power of sale foreclosure and the effect of such sale is to prevent such Guarantor from taking any action against Borrower to recover any amounts paid by such Guarantor to Bank under this Guaranty or otherwise limits or destroys such Guarantor's right of subrogation.

          Such Guarantor waives all rights and defenses arising out of an election of remedies by Bank, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for the Obligations, has destroyed such Guarantor's rights of subrogation and reimbursement against Borrower by the operation of Section 580d of the CCP or otherwise, or any other comparable provisions of any other state.

          WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, SUCH GUARANTOR WAIVES ALL RIGHTS AND DEFENSES THAT IT MAY HAVE BECAUSE BORROWER'S DEBT IS NOW, OR MAY HEREAFTER BE, SECURED BY REAL PROPERTY. THIS MEANS, AMONG OTHER THINGS:
(1) BANK MAY COLLECT FROM SUCH GUARANTOR WITHOUT FIRST FORECLOSING ON ANY REAL OR PERSONAL PROPERTY COLLATERAL PLEDGED BY BORROWER; (2) IF BANK FORECLOSES ON ANY REAL PROPERTY COLLATERAL PLEDGED BY BORROWER: (A) THE AMOUNT OF THE DEBT MAY BE REDUCED ONLY BY THE PRICE FOR WHICH THAT COLLATERAL IS SOLD AT THE FORECLOSURE SALE, EVEN IF THE COLLATERAL IS WORTH MORE THAN THE SALE PRICE; (B) BANK MAY COLLECT FROM SUCH GUARANTOR EVEN IF BANK, BY FORECLOSING ON THE REAL PROPERTY COLLATERAL, HAS DESTROYED ANY RIGHT SUCH GUARANTOR MAY HAVE TO COLLECT FROM BORROWER. THIS IS AN UNCONDITIONAL AND IRREVOCABLE WAIVER OF ANY RIGHTS AND DEFENSES ANY GUARANTOR MAY HAVE BECAUSE BORROWER'S DEBT IS NOW, OR HEREAFTER MAY BE, SECURED BY REAL PROPERTY. THESE RIGHTS AND DEFENSES INCLUDE, BUT ARE NOT LIMITED TO, ANY RIGHTS OR DEFENSES BASED UPON SECTIONS 580a, 580b, 580d, OR 726 OF THE CCP.

          IN ADDITION, SUCH GUARANTOR WAIVES ALL RIGHTS AND DEFENSES ARISING OUT OF AN ELECTION OF REMEDIES BY BANK, EVEN THOUGH THAT ELECTION OF REMEDIES, SUCH AS A NONJUDICIAL FORECLOSURE WITH RESPECT TO SECURITY FOR A GUARANTEED OBLIGATION, HAS DESTROYED SUCH GUARANTOR'S RIGHTS OF SUBROGATION AND REIMBURSEMENT AGAINST THE PRINCIPAL BY THE OPERATION OF SECTION 580d OF THE CCP OR OTHERWISE.

     2.6  Waivers of Defenses.  Except as provided in Section 2.2(f)(i) and
          -------------------                         -----------------
(ii), such Guarantor waives any defense based upon or arising by reason of:  (a)
----
any disability or other defense of Borrower or any other Person; (b) the cessation of liability or limitation from any cause whatsoever of the Obligations or any portion thereof, other than the occurrence of the Guaranty Termination Date; (c) any lack of authority of any agent or other person acting or purporting to act on behalf of Borrower, or any defect in the formation of Borrower; (d) the application by Borrower of the proceeds of the Obligations for purposes other than the purposes represented to, or intended or understood by, Bank or such Guarantor; (e) any act or omission by Bank that directly or indirectly results in or aids the discharge of Borrower or any portion of the Obligations by operation of law or otherwise; or (f) any modification of the Obligations in any form whatsoever, including the renewal, extension, acceleration or other change in time for payment of the Obligations, or other change in the terms of the Obligations or any part thereof, including increase or decrease of the rate of interest thereon.

     2.7  Benefits of Guaranty.  The provisions of this Guaranty are for the
          --------------------
benefit of Bank and its successors, transferees, endorsees, and assigns, and nothing herein shall impair, as between Borrower, Guarantors, and Bank, the Obligations. No such transfer, endorsement, or assignment shall increase or diminish any of the Guaranty Obligations hereunder. This Guaranty binds each Guarantor, and no Guarantor may assign, transfer, or endorse this Guaranty. In the event all or any part of the Obligations are transferred, endorsed, or assigned by Bank to any Person or Persons, any reference to "Bank" herein shall be deemed to refer equally to such Person or Persons.

     2.8  Continuing Guaranty.  Each Guarantor agrees that (a) this is a
          -------------------
continuing guaranty, (b) this Guaranty shall remain in full force and effect until the Guaranty Termination Date, and (c) the Guaranty Obligations hereunder shall extend to each and every extension or renewal, if any, of the Loan Agreement, regardless of whether the Obligations may, in successive transactions, be paid, repaid, advanced, or renewed from time to time.

     2.9  Subordination.
          -------------

          (a) Each Guarantor hereby agrees that, until the Guaranty Termination Date, all obligations and all indebtedness of Borrower to such Guarantor, including any and all present and future indebtedness regardless of its nature or manner of origination now or hereafter to become due and owing by Borrower to such Guarantor (collectively, the "Subordinated Indebtedness"), are hereby
                                   -------------------------
subordinated and postponed and shall be inferior, in all respects, to the Obligations.

          (b) In no circumstance shall any Subordinated Indebtedness be entitled to any collateral security; provided, that in the event any such
                                     --------
collateral security exists, each Guarantor hereby agrees that any now existing or hereafter arising Lien upon any of the assets of Borrower, in favor of such Guarantor, whether created by contract, assignment, subrogation, reimbursement, indemnity, operation of law, principles of equity, or otherwise, shall be junior and inferior to, and is hereby subordinated in priority to any now existing or hereafter arising Liens in favor of Bank, or in and against the Collateral, regardless of the time, manner, or order of creation, attachment, or perfection of the respective Liens.

          (c) Each Guarantor hereby agrees that it shall not assert, collect, accept payment on, or enforce any of the Subordinated Indebtedness or take collateral or other security to secure payment of the Subordinated Indebtedness until the Guaranty Termination Date. Each Guarantor shall not demand payment of, accelerate the maturity of, or declare a default or event of default under the Subordinated Indebtedness until the Guaranty Termination Date. Each Guarantor shall not cause or permit Borrower to make or give, and such Guarantor shall not receive or accept, payment in any form (direct or indirect, including by transfer to an Affiliate of Borrower or any Guarantor) on account of the Subordinated Indebtedness, make any transfers in respect of the Subordinated Indebtedness unless expressly permitted by the Loan Agreement or without the express prior written consent of Bank (which consent may be withheld for any reason in Bank's sole discretion), or give any collateral security for the Subordinated Indebtedness. Any payment, transfer, or collateral security so made or given by Borrower and received or accepted by such Guarantor, without the express prior written consent of Bank, shall be held in trust by such Guarantor for Bank, and such Guarantor shall immediately turn over, in kind, any such payment to Bank for application in reduction of, or (in the case of property other than cash) as security for, the Guaranty Obligations. Bank is authorized and empowered, but not obligated, in its discretion, (i) in the name of any Guarantor, to collect and enforce, and to submit claims in respect of, Indebtedness of Borrower to such Guarantor and to apply any amounts received thereon to the Guaranty Obligations, and (ii) to require any Guarantor (A) to collect and enforce, and to submit claims in respect of, any indebtedness of Borrower to such Guarantor, and (B) to pay any amounts received on such Indebtedness to Bank for application to the Guaranty Obligations.

3.   SECURITY FOR CONTINUING GUARANTY.  Polyphase's performance under this
     --------------------------------
Guaranty is secured in accordance with the terms of the Pledge Agreement, and Overhill Ventures' performance under this Guaranty is secured in accordance with the terms of the Loan Agreement. In addition, to secure such performance under this Guaranty, each Guarantor grants to Bank a Lien upon all monies, general and special deposits, Instruments, and other property of such Guarantor at any time maintained with or held by Bank, and all Proceeds of the foregoing.

4.   REPRESENTATIONS AND WARRANTIES.  To induce Bank to make the Loans under the
     ------------------------------
Loan Agreement, each Guarantor makes the following representations and warranties, each and all of which shall survive the execution and delivery of this Guaranty:

     4.1  Guarantors' Addresses.  Such Guarantor's name and address are
          ---------------------
accurately set forth on the signature page to this Guaranty.

     4.2  Capacity to Execute Guaranty.  The execution, delivery and performance
          ----------------------------
by such Guarantor of this Guaranty are within the capacity of such Guarantor.

     4.3  No Violation or Default.  The execution, delivery, and performance of
          -----------------------
this Guaranty and all other Loan Documents and all Instruments and documents to be delivered by such Guarantor hereunder and under the Loan Agreement (a) will not violate any law or regulation, or any order or decree of any court or Governmental Authority (each, a "Requirement of Law"), (b) will not conflict
                                 ------------------
with or result in the breach of, or constitute a default under, any obligation under any indenture, mortgage, deed of trust, lease, agreement, or other Instrument to which such Guarantor is a party or by which such Guarantor or any of its property is bound (each, a "Contractual Obligation"), (c) will not result
                                   ----------------------
in the creation or imposition of any Lien upon any of the property of such Guarantor (except as granted to Bank) and (e) do not require the consent or approval of any Governmental Authority or any other Person except those already obtained.

     4.4  Solvency.  Now, and upon the consummation of the transactions
          --------
contemplated by this Guaranty and the other Loan Documents, (a) the fair value of the property of such Guarantor is greater than the total amount of liabilities, including contingent liabilities, of such Guarantor; (b) the present fair salable value of the assets of such Guarantor is not less than the amount that will be required to pay the probable liability of such Guarantor on its debts as they become absolute and matured; (c) such Guarantor does not intend to, and does not believe that it will, incur debts or liabilities beyond such Guarantor's ability to pay as such debts and liabilities mature; and (d) such Guarantor is not engaged in a business or transaction, and is not about to engage in a business or transaction, for which such Guarantor's property would constitute an unreasonably small capital. The amount of contingent liabilities (such as litigation, guaranties and pension plan liabilities) at any time shall be computed as the amount that, in light of all the facts and circumstances existing at the time, represents the amount that can be reasonably be expected to become an actual or matured liability.

     4.5  Enforceable Liabilities.  At or prior to the Closing Date, this
          -----------------------
Guaranty shall have been duly executed and delivered by such Guarantor, and shall then constitute a legal, valid, and binding obligation of such Guarantor, enforceable against such Guarantor in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, or other similar laws affecting the rights of creditors generally or by the application of general principles of equity.

     4.6  No Setoff, Defense, or Counterclaim.  As of the date of this Guaranty,
          -----------------------------------
the Guaranty Obligations are not subject to any setoff or defense of any kind against Bank or Borrower, and such Guarantor specifically waives its right to assert any such defense or right of setoff. The Guaranty Obligations shall not be subject to any counterclaims, setoffs, or defenses against Bank or Borrower that may arise in the future, except for (a) any defense of prior performance or payment based on the occurrence of the Guaranty Termination Date, or (b) any defense based on any applicable provision of the UCC requiring that the Collateral be disposed of in a commercially reasonable manner, that Borrower, any Guarantor, or other guarantor of the Obligations may have or assert.

     4.7  Payment of Taxes.  Such Guarantor has paid all taxes and other charges
          ----------------
imposed by any Governmental Authority due and payable by such Guarantor other than those that are being challenged in good faith by appropriate proceedings and for which adequate reserves have been established.

     4.8  No Violation.  Such Guarantor is not in violation of any Requirement
          ------------
of Law or Contractual Obligation.

     4.9  Litigation.  No material litigation, investigation or proceeding of
          ----------
any Governmental Authority is pending or, to the knowledge of such Guarantor, threatened against any Guarantor, except as disclosed to Bank in Schedule 3.13
                                                                 -------------
to the Loan Agreement or otherwise.

5.   FURTHER ASSURANCES; FINANCIAL INFORMATION.  Each Guarantor agrees that it
     -----------------------------------------
will, at its expense, upon the written request of Bank, from time to time, promptly execute and deliver to Bank any additional Instruments or documents reasonably considered necessary by Bank to cause this Guaranty to be, become, or remain valid and effective in accordance with its terms. Each Guarantor will provide Bank in writing such financial and other information with respect to its assets and liabilities as Bank shall reasonably request from time to time, in form satisfactory to Bank.

6.   PAYMENTS FREE AND CLEAR OF TAXES.  Any and all payments by or on behalf of
     --------------------------------
any Guarantor shall be made, in accordance with this Section 6, free and clear
                                                     ---------
of and without deduction for any and all present or future taxes. If any Guarantor shall be required by law to deduct any taxes from or in respect of any sum payable hereunder to Bank, (a) the sum payable shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 6), Bank receives an
                                                 ---------
amount equal to the sum it would have received had no such deductions been made,
(b) such Guarantor shall make such deductions and (c) such Guarantor shall pay the full amount deducted to the relevant taxing or other authority in accordance with applicable law. Upon request by Bank, each Guarantor shall furnish to Bank a receipt for any taxes paid by such Guarantor pursuant to this Section 6 or
                                                                ---------
other document evidencing payment thereof or, if no taxes are payable with respect to any payments required to be made by such Guarantor hereunder, either a certificate from each appropriate taxing authority or an opinion of counsel acceptable to Bank, in either case stating that such payment is exempt from or not subject to taxes. If taxes are paid by Bank as a result of payments under this Guaranty, then each Guarantor will, upon demand of Bank, and whether or not such taxes shall be correctly or legally asserted, indemnify Bank for such payments in accordance with the terms of the Loan Agreement, together with any interest, penalties, and expenses in connection therewith plus interest thereon at the rate specified in the Loan Documents that is then applicable to the Loan Agreement (calculated as if such payments constituted overdue amounts of principal as of the date of the making of such payments).

7.   REINSTATEMENT.  This Guaranty shall remain in full force and effect and
     -------------
continue to be effective, as the case may be, if at any time payment or performance of the Obligations or the Guaranty Obligations, or any part thereof, is, pursuant to applicable law, avoided, rescinded or reduced in amount, or must otherwise be restored or returned by Bank or any other obligee of the Obligations or the Guaranty Obligations, whether as a "voidable preference," "fraudulent conveyance," or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is avoided, rescinded, reduced, restored, or returned, the Obligations or the Guaranty Obligations, as the case may be, shall be reinstated and deemed reduced only by such amount paid and not so avoided, rescinded, reduced, restored, or returned.

8.   DEFAULTS AND REMEDIES.  Upon the occurrence and during the continuance of
     ---------------------
an Event of Default, Bank may declare all of the Guaranty Obligations, immediately and without demand, notice, or legal process of any kind, to be, and such Guaranty Obligations shall immediately become, due and payable, and then, or at any subsequent time, Bank may exercise any or all of its rights and remedies under this Guaranty, the Loan Agreement, and any other Loan Documents and under applicable law, and may, in addition, make demand upon any Guarantor for the payment of the Guaranty Obligations; provided, that upon
                                                           --------
the occurrence of an Event of Default specified in Sections 7.1(f) or (g) of the
                                                   --------------
Loan Agreement, the Guaranty Obligations shall become immediately due and payable without declaration, notice, or demand by Bank.

9.   APPLICATION OF PAYMENTS.  Any payment made by any Guarantor under this
     -----------------------
Guaranty shall be applied by Bank first, to the satisfaction of Guarantors' indemnification liabilities pursuant to Section 10, and then, in the order of
                                        ----------
priorities set forth in Section 1.12 of the Loan Agreement.
                        ------------

10.  INDEMNIFICATION.  Each Guarantor agrees to indemnify and hold Bank harmless
     ---------------
from and against any taxes, liabilities, claims, and damages, including reasonable costs, attorneys' fees, and disbursements, and other expenses incurred or arising by reason of the taking or the failure to take action by Bank, in good faith, in respect of any transaction effected under this Guaranty, including any action to enforce payment of the Guaranty Obligations, or in connection with the Lien upon the Collateral, including any taxes payable in connection with the delivery of any of the Collateral as provided herein; provided, that no Guarantor shall be required to (a) indemnify Bank for an act
--------
or omission by Bank that is finally determined by a referee or a court of competent jurisdiction to have resulted from Bank's gross negligence or willful misconduct or (b) reimburse Bank for any fees or expenses of Bank incurred in connection with any action (i) between such Guarantor and Bank on this Guaranty or any other Loan Document pending before a referee or a court of competent jurisdiction, (ii) that has not been voluntarily dismissed by Borrower or dismissed pursuant to a settlement thereof, and (iii) in which a final, non-appealable judgment or order shall have been entered in favor of such Guarantor containing a determination that such Guarantor is the prevailing party. The liabilities of each Guarantor under this Section 10 shall survive the
                                         ----------
termination of this Guaranty.

11.  NOTICES.  Except as otherwise provided herein, whenever it is provided
     -------
herein that any notice, demand, request, consent, approval, declaration, or other communication shall or may be given to or served upon any of the parties by any other parties, or whenever any of the parties desires to give or serve upon any other parties any communication with respect to this Guaranty, each such notice, demand, request, consent, approval, declaration, or other communication shall be in writing and shall be deemed to have been validly served, given, or delivered (a) upon the earlier of actual receipt and three Business Days after deposit in the United States Mail, registered or certified mail, return receipt requested, with proper postage prepaid, (b) upon transmission, when sent by telecopy or other similar facsimile transmission (with such telecopy or facsimile promptly confirmed by delivery of a copy by personal delivery or United States Mail as otherwise provided in this
Section 11), (c) one Business Day after deposit with a reputable overnight
----------
courier with all charges prepaid, or (d) when delivered, if hand-delivered by messenger, all of which shall be addressed to the party to be notified and sent to the address or facsimile number indicated below such party's signature to this Guaranty or to such other address (or facsimile number) as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice.

12.  MISCELLANEOUS
     -------------

     12.1 Entire Agreement; Amendments.  This Guaranty, together with the other
          ----------------------------
Loan Documents, (a) constitutes the entire agreement between the parties with respect to the subject matter hereof, and (b) may not be amended or supplemented except by a writing signed by Bank and each Guarantor.

     12.2 Section Titles.  The section titles contained in this Guaranty are and
          --------------
shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

     12.3 Recitals.  The recitals hereto shall be construed as a part of this
          --------
Guaranty.

     12.4 Severability.  In the event that any one or more of the provisions
          ------------
contained in this Guaranty shall be determined to be invalid, illegal, or unenforceable in any respect for any reason, the validity, legality, and enforceability of any such provision or provisions in every other respect, and the remaining provisions of this Guaranty, shall not be in any way impaired.

     12.5 Conflict of Terms.  The Loan Documents, other than this Guaranty, are
          -----------------
incorporated in this Guaranty by this reference. Except as otherwise provided in this Guaranty and except as otherwise provided in the Loan Documents other than this Guaranty, by specific reference to the applicable provision of this Guaranty, if any provision contained in this Guaranty is in conflict with, or inconsistent with, any provision in the Loan Documents other than this Guaranty, the provisions contained in the Loan Agreement shall govern and control.

     12.6 Non-Waiver.  None of the liabilities of any Guarantor, and no right or
          ----------
remedy of Bank under this Guaranty, shall be deemed to have been suspended or waived by Bank, nor shall Bank be estopped from asserting any such right or remedy, by Bank's conduct or oral statements, but any such suspension or waiver of any such right or remedy by Bank must be in writing and signed by Bank. Any suspension or waiver by Bank of any of its rights or remedies under this Guaranty shall not suspend or waive any prior or subsequent right or remedy, whether of the same or of a different type. No delay in the exercise of any right or remedy of Bank under this Guaranty shall operate as a waiver thereof.

     12.7 Guaranty Termination Date.  This Guaranty is a continuing Guaranty
          -------------------------
that shall remain in full force and effect until the Guaranty Termination Date, at which time this Guaranty shall terminate and be of no further force and effect, subject to the reinstatement provisions of Section 7.
                                                   ---------

     12.8 Limitation of Liability.  None of Bank, or any of its officers,
          -----------------------
directors, employees, agents, or counsel shall be liable for any action lawfully taken or omitted to be taken by it or them hereunder or in connection herewith, except for its or their own respective gross negligence or willful misconduct.

13.  KNOWING AND EXPLICIT WAIVERS.  EACH GUARANTOR REPRESENTS AND WARRANTS THAT
     ----------------------------
(a) IT IS FULLY AWARE OF THE SPECIFIC PROVISIONS OF DIVISION THREE, PART 4, TITLE 13 OF THE CALIFORNIA CIVIL CODE, INCLUDING SECTIONS 2787 THROUGH 2855, AND OF SECTIONS 580a, 580b, AND 580d OF THE CCP, (b) ITS WAIVERS HEREIN OF ALL RIGHTS, BENEFITS, PROTECTIONS, AND DEFENSES THAT MAY BE AVAILABLE THEREUNDER AND ALL OTHER WAIVERS HEREIN ARE EXPLICIT, KNOWING WAIVERS, (c) IT HAS EITHER OBTAINED THE ADVICE OF COUNSEL OR HAS HAD THE OPPORTUNITY TO OBTAIN SUCH ADVICE IN CONNECTION WITH THE TERMS AND PROVISIONS OF THIS GUARANTY, (d) BY EXECUTING THIS GUARANTY, IT IS WAIVING CERTAIN RIGHTS AS OTHERWISE SET FORTH HEREIN TO WHICH IT MAY OTHERWISE BE ENTITLED BY LAW, AND (e) IT IS NOT RELYING UPON ANY STATEMENTS OR REPRESENTATIONS OF BANK NOT CONTAINED IN THIS GUARANTY AND THAT SUCH STATEMENTS OR REPRESENTATIONS, IF ANY, ARE OF NO FORCE OR EFFECT AND ARE FULLY SUPERSEDED BY THIS GUARANTY. THIS GUARANTY CONTAINS THE COMPLETE

UNDERSTANDING OF THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREIN.

14.  GOVERNING LAW; CONSENT TO JURISDICTION AND VENUE.  EXCEPT AS OTHERWISE
     ------------------------------------------------
EXPRESSLY PROVIDED IN ANY OF THE LOAN DOCUMENTS, IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS GUARANTY AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE, WITHOUT REGARD TO THE PRINCIPLES THEREOF REGARDING CONFLICT OF LAWS AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. EACH PARTY HERETO HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN LOS ANGELES, CALIFORNIA SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES PERTAINING TO THIS GUARANTY OR ANY OF THE OTHER LOAN DOCUMENTS OR TO ANY MATTER ARISING OUT OF OR RELATED TO THIS GUARANTY OR ANY OF THE OTHER LOAN DOCUMENTS; PROVIDED, THAT EACH PARTY HERETO
                                             --------
ACKNOWLEDGES THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF LOS ANGELES, CALIFORNIA; PROVIDED FURTHER, THAT NOTHING IN
                                            ----------------
THIS GUARANTY SHALL BE DEEMED OR OPERATE TO PRECLUDE BANK FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS OR THE GUARANTY OBLIGATIONS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF BANK. EACH PARTY HERETO EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND EACH PARTY HERETO HEREBY WAIVES ANY OBJECTION THAT SUCH PERSON MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENTS TO THE GRANTING OF
                  --------------------
SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. EACH PARTY HERETO HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT, AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINT, AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO SUCH PARTY HERETO AT THE ADDRESS SET FORTH BELOW SUCH PARTY'S SIGNATURE HERETO AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF SUCH PARTY'S ACTUAL RECEIPT THEREOF OR THREE DAYS AFTER DEPOSIT IN THE UNITED STATES MAILS, PROPER POSTAGE PREPAID.

15.  WAIVER OF JURY TRIAL.  AS SET FORTH IN THE ALTERNATIVE DISPUTE RESOLUTION
     --------------------
AGREEMENT BETWEEN EACH GUARANTOR AND BANK OF EVEN DATE HEREWITH, EACH PARTY TO THIS AGREEMENT WAIVES ITS RIGHT TO A TRIAL BY JURY AND AGREES TO HAVE ANY DISPUTE BETWEEN IT AND ANY OTHER PARTY TO THIS AGREEMENT RESOLVED PURSUANT TO THE TERMS OF SUCH ALTERNATIVE DISPUTE RESOLUTION AGREEMENT.

          IN WITNESS WHEREOF, each Guarantor has executed and delivered this Continuing Guaranty as of the date first above written.

                                   "Guarantors"

                                   OVERHILL L.C. VENTURES, INC.

                                   By:___________________________
                                   Name:_________________________
                                   Title:________________________


                                   Address: 5730 Uplander Way, Suite 201
                                            Culver City, California  90230-6617
                                            Attention: Mr. James Rudis
                                            Telephone: (310) 641-3680
                                            Facsimile: (310) 645-3914

                                   POLYPHASE CORPORATION

                                   By:__________________________
                                   Name:________________________
                                   Title:_______________________

                                   Address: 4800 Broadway
                                            Dallas, Texas 75248
                                            Attention: Mr. James Rudis
                                            Telephone: (972) 386-0101
                                            Facsimile: (972) 386-8008

Agreed To and Accepted By:

"Bank"

UNION BANK OF CALIFORNIA, N.A.

By:__________________________
Name:________________________
Title:_______________________

Address: 445 South Figueroa Street, 15/th/ Floor
         Los Angeles, California 90071-1602
         Attn.: Commercial Finance Division
         Telephone: (213) 236-5336
         Facsimile: (213) 236-6089